UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2008

MIMEDX GROUP, INC.
 (Exact name of registrant as specified in its charter)

Florida	000-52491	26-2792552
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1234 Airport Road, Suite 105 Destin, Florida	32541
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (850) 269-0000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

(a) On July 9, 2008, the Board of Directors of MiMedx Group, Inc. (the “Company”) approved a form of Indemnification Agreement to be entered into by the Company with each of its directors and executive officers (as defined by, and determined in accordance with, Section 16 and Rule 3b-7 of the Securities Exchange Act of 1934) and authorized the Company to enter into separate Indemnification Agreements with each of the Company’s directors and each of the Company’s executive officers.

The Indemnification Agreements provide, among other things, that the Company will indemnify such directors and executive officers to the fullest extent permitted by Florida law for claims arising out of, or in connection with, the indemnitee’s service to the Company. The indemnification is subject to limitations and other conditions specified in the Indemnification Agreements. To the extent that a change in Florida law, whether by statute or judicial decision, permits greater indemnification or advancement of expenses than would be afforded currently under the Company’s bylaws and the Indemnification Agreement, the indemnitee will receive under the Indemnification Agreement the greater benefits so afforded by such change. This description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the form Indemnification Agreement, a copy of which is filed herewith as Exhibit 10.65. The Company believes that it will enter into Indemnification Agreements with each of its directors and executive officers.

(b) Also on July 9, 2008, the Company’s Board of Directors amended the Alynx, Co. Assumed 2006 Stock Incentive Plan (formerly the MiMedx, Inc. 2006 Stock Incentive Plan) to (i) change the name of the plan to “MiMedx Group, Inc. Assumed 2006 Stock Incentive Plan” (ii) change all references of “MiMedx, Inc.” in the Original Plan to “MiMedx Group, Inc.,” and (iii) change the definition of “Common Stock” to mean the common stock of the Company. A copy of the Declaration of Amendment is attached hereto as Exhibit 10.66.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The disclosures set forth above at Item 1.01(a) and (b) to this Current Report on Form 8-K are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit
Number	Description

10.65	Form of Indemnification Agreement
10.66	Declaration of Amendment to Alynx, Co. Assumed 2006 Stock Incentive Plan (formerly the MiMedx, Inc. 2006 Stock Incentive Plan)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.
Dated: July 14, 2008	By:	/s/ John C. Thomas, Jr.
John C. Thomas, Jr., Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.65	Form of Indemnification Agreement
10.66	Declaration of Amendment to Alynx, Co. Assumed 2006 Stock Incentive Plan (formerly the MiMedx, Inc. 2006 Stock Incentive Plan)

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